                                                                   EXHIBIT 20.16

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - D

                         MONTHLY SERVICER'S CERTIFICATE

           Accounting Date:                                       July 31, 1999
                                                           ---------------------
           Determination Date:                                   August 6, 1999
                                                           ---------------------
           Distribution Date:                                   August 16, 1999
                                                           ---------------------
           Monthly Period Ending:                                 July 31, 1999
                                                           ---------------------


           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1997, among Arcadia Automobile Receivables Trust, 1997-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



    I.     Collection Account Summary

           Available Funds:
                              Payments Received                                                 $13,692,884.55
                              Liquidation Proceeds (excluding Purchase Amounts)                  $1,406,058.27
                              Current Monthly Advances                                              237,878.06
                              Amount of withdrawal, if any, from the Spread Account                      $0.00
                              Monthly Advance Recoveries                                           (171,354.53)
                              Purchase Amounts-Warranty and Administrative Receivables                   $0.00
                              Purchase Amounts - Liquidated Receivables                                  $0.00
                              Income from investment of funds in Trust Accounts                     $55,557.89
                                                                                               ----------------
           Total Available Funds                                                                                     $15,221,024.24
                                                                                                                   =================

           Amounts Payable on Distribution Date:
                              Reimbursement of Monthly Advances                                          $0.00
                              Backup Servicer Fee                                                        $0.00
                              Basic Servicing Fee                                                  $362,212.32
                              Trustee and other fees                                                     $0.00
                              Class A-1 Interest Distributable Amount                                    $0.00
                              Class A-2 Interest Distributable Amount                               $37,382.03
                              Class A-3 Interest Distributable Amount                            $1,333,000.00
                              Class A-4 Interest Distributable Amount                              $436,033.33
                              Noteholders' Principal Distributable Amount                       $12,024,724.10
                              Amounts owing and not paid to Security Insurer under
                                  Insurance Agreement                                                    $0.00
                              Supplemental Servicing Fees (not otherwise paid to Servicer)               $0.00
                              Spread Account Deposit                                             $1,027,672.46
                                                                                               ----------------
           Total Amounts Payable on Distribution Date                                                                $15,221,024.24
                                                                                                                   =================






                                 Page 1 (1997-D)

   II.     Available Funds

           Collected Funds (see V)
                                          Payments Received                                      13,692,884.55
                                          Liquidation Proceeds (excluding
                                             Purchase Amounts)                                   $1,406,058.27     $15,098,942.82
                                                                                               ----------------

           Purchase Amounts                                                                                                 $0.00

           Monthly Advances

                                          Monthly Advances - current Monthly Period (net)           $66,523.53
                                          Monthly Advances - Outstanding Monthly
                                              Advances not otherwise reimbursed to the
                                              Servicer                                                   $0.00         $66,523.53
                                                                                               ----------------

           Income from investment of funds in Trust Accounts                                                           $55,557.89
                                                                                                                   ---------------

           Available Funds                                                                                         $15,221,024.24
                                                                                                                   ===============

   III.    Amounts Payable on Distribution Date

           (i)(a)    Taxes due and unpaid with respect to the Trust
                     (not otherwise paid by OFL or the Servicer)                                                            $0.00

           (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                     to Servicer and to be reimbursed on the Distribution Date)                                             $0.00

           (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                        $0.00

           (ii)      Accrued and unpaid fees (not otherwise paid by OFL or the
                     Servicer):
                                      Owner Trustee                                                      $0.00
                                      Administrator                                                      $0.00
                                      Indenture Trustee                                                  $0.00
                                      Indenture Collateral Agent                                         $0.00
                                      Lockbox Bank                                                       $0.00
                                      Custodian                                                          $0.00
                                      Backup Servicer                                                    $0.00
                                      Collateral Agent                                                   $0.00              $0.00
                                                                                              ----------------

           (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                             $362,212.32

           (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                           $0.00

           (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks
                     returned for insufficient funds (not otherwise reimbursed to Servicer)                                 $0.00

           (iv)      Class A-1 Interest Distributable Amount                                                                $0.00
                     Class A-2 Interest Distributable Amount                                                           $37,382.03
                     Class A-3 Interest Distributable Amount                                                        $1,333,000.00
                     Class A-4 Interest Distributable Amount                                                          $436,033.33


           (v)       Noteholders' Principal Distributable Amount

                                      Payable to Class A-1 Noteholders                                                      $0.00
                                      Payable to Class A-2 Noteholders                                             $12,024,724.10
                                      Payable to Class A-3 Noteholders                                                      $0.00
                                      Payable to Class A-4 Noteholders                                                      $0.00


           (vii)     Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                     Distribution Account of any funds in the Class A-1 Holdback Subaccount

                     (applies only on the Class A-1 Final Scheduled Distribution Date)                                      $0.00

           (ix)      Amounts owing and not paid to Security Insurer under Insurance Agreement                               $0.00
                                                                                                                   --------------

                     Total amounts payable on Distribution Date                                                    $14,193,351.78
                                                                                                                   ==============





                                 Page 2 (1997-D)

   IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from
           Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
           Class A-1 Maturity Shortfall

           Spread Account deposit:

                              Amount of excess, if any, of Available Funds over total amounts
                              payable (or amount of such excess up to the Spread Account Maximum Amount)           $1,027,672.46

           Reserve Account Withdrawal on any Determination Date:

                              Amount of excess, if any, of total amounts payable over Available Funds
                              (excluding amounts payable under item (vii) of Section III)                                  $0.00

                              Amount available for withdrawal from the Reserve Account (excluding the
                              Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                              (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers
                              of Subsequent Receivables)                                                                   $0.00

                              (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1
                              Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                              Amount of withdrawal, if any, from the Reserve Account                                       $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
           Date:

                              Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v)
                              of Section III                                                                               $0.00

                              Amount available in the Class A-1 Holdback Subaccount                                        $0.00

                              (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                              of Section III) shall be withdrawn by the Indenture Trustee from the Class
                              A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                              Account for payment to the Class A-1 Noteholders)

                              Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                         $0.00

           Deficiency Claim Amount:

                              Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount and
                              Available Funds                                                                              $0.00

                              (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section
                              III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

           Pre-Funding Account Shortfall:

                              Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1
                              Prepayment Amount, the Class A-2 Prepayment Amount, the Class A-3 Prepayment
                              Amount, the Class A-4 Prepayment Amount, and the over (b) the amount on deposit in the Pre-Funding Account

                                                                                                                           $0.00

           Class A-1 Maturity Shortfall:

                              Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date,
                              of (a) the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and
                              (vii) of Section III or pursuant to a withdrawal from the Class A-1 Holdback
                              Subaccount.                                                                                  $0.00

           (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
           Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
           Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
           Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)

                                 Page 3 (1997-D)

    V.     Collected Funds

           Payments Received:
                              Supplemental Servicing Fees                                              $0.00
                              Amount allocable to interest                                      4,506,749.75
                              Amount allocable to principal                                     9,186,134.80
                              Amount allocable to Insurance Add-On Amounts                             $0.00
                              Amount allocable to Outstanding Monthly Advances
                                 (reimbursed to the Servicer prior to deposit in
                                 the Collection Account)                                               $0.00
                                                                                               --------------

           Total Payments Received                                                                                   $13,692,884.55

           Liquidation Proceeds:
                              Gross amount realized with respect to Liquidated Receivables      1,410,983.91

                              Less: (i) reasonable expenses incurred by Servicer
                                 in connection with the collection of such Liquidated
                                 Receivables and the repossession and disposition
                                 of the related Financed Vehicles and (ii) amounts
                                 required to be refunded to Obligors on such Liquidated
                                 Receivables                                                       (4,925.64)
                                                                                               --------------

           Net Liquidation Proceeds                                                                                   $1,406,058.27

           Allocation of Liquidation Proceeds:
                              Supplemental Servicing Fees                                              $0.00
                              Amount allocable to interest                                             $0.00
                              Amount allocable to principal                                            $0.00
                              Amount allocable to Insurance Add-On Amounts                             $0.00
                              Amount allocable to Outstanding Monthly Advances (reimbursed
                                 to the Servicer prior to deposit in the Collection Account)           $0.00                  $0.00
                                                                                               --------------        ---------------

           Total Collected Funds                                                                                     $15,098,942.82
                                                                                                                     ===============

   VI.     Purchase Amounts Deposited in Collection Account

           Purchase Amounts - Warranty Receivables                                                                            $0.00
                              Amount allocable to interest                                             $0.00
                              Amount allocable to principal                                            $0.00
                              Amount allocable to Outstanding Monthly Advances (reimbursed
                                 to the Servicer prior to deposit in the Collection Account)           $0.00

           Purchase Amounts - Administrative Receivables                                                                      $0.00
                              Amount allocable to interest                                             $0.00
                              Amount allocable to principal                                            $0.00
                              Amount allocable to Outstanding Monthly Advances (reimbursed
                                 to the Servicer prior to deposit in the Collection Account)           $0.00
                                                                                               --------------

           Total Purchase Amounts                                                                                             $0.00
                                                                                                                     ===============

   VII.    Reimbursement of Outstanding Monthly Advances

           Outstanding Monthly Advances                                                                                 $418,996.19

           Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:

                              Payments received from Obligors                                   ($171,354.53)
                              Liquidation Proceeds                                                     $0.00
                              Purchase Amounts - Warranty Receivables                                  $0.00
                              Purchase Amounts - Administrative Receivables                            $0.00
                                                                                               --------------

           Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                                  ($171,354.53)

           Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                                 ($171,354.53)

           Remaining Outstanding Monthly Advances                                                                       $247,641.66

           Monthly Advances - current Monthly Period                                                                    $237,878.06
                                                                                                                     ---------------

           Outstanding Monthly Advances - immediately following the Distribution Date                                   $485,519.72
                                                                                                                     ===============

                                 Page 4 (1997-D)

   VIII.   Calculation of Interest and Principal Payments

           A.  Calculation of Principal Distribution Amount

                   Payments received allocable to principal                                                            $9,186,134.80
                   Aggregate of Principal Balances as of the Accounting Date of all
                        Receivables that became Liquidated Receivables
                        during the Monthly Period                                                                      $2,838,589.30
                   Purchase Amounts - Warranty Receivables allocable to principal                                              $0.00
                   Purchase Amounts - Administrative Receivables allocable to principal                                        $0.00
                   Amounts withdrawn from the Pre-Funding Account                                                              $0.00
                   Cram Down Losses                                                                                            $0.00
                                                                                                                      --------------

                   Principal Distribution Amount                                                                      $12,024,724.10
                                                                                                                      ==============

           B.  Calculation of Class A-1 Interest Distributable Amount

                   Class A-1 Monthly Interest Distributable Amount:

                   Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                        of principal to Class A-1 Noteholders on such Distribution Date)                      $0.00

                   Multiplied by the Class A-1 Interest Rate                                                 5.8875%

                   Multiplied by actual days in the period or in the case of the first
                        Distribution Date, by 29/360                                                     0.08611111            $0.00
                                                                                                    ---------------

                   Plus any unpaid Class A-1 Interest Carryover Shortfall                                                      $0.00
                                                                                                                      --------------

                   Class A-1 Interest Distributable Amount                                                                     $0.00
                                                                                                                      ==============

           C.  Calculation of Class A-2 Interest Distributable Amount

                   Class A-2 Monthly Interest Distributable Amount:

                   Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                        of principal to Class A-2 Noteholders on such Distribution Date)              $7,323,826.50

                   Multiplied by the Class A-2 Interest Rate                                                  6.125%

                   Multiplied by 1/12 or in the case of the first Distribution Date, by 30/360           0.08333333       $37,382.03
                                                                                                    ---------------

                   Plus any unpaid Class A-2 Interest Carryover Shortfall                                                      $0.00
                                                                                                                      --------------

                   Class A-2 Interest Distributable Amount                                                                $37,382.03
                                                                                                                      ==============

           D.  Calculation of Class A-3 Interest Distributable Amount

                   Class A-3 Monthly Interest Distributable Amount:

                   Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                        of principal to Class A-3 Noteholders on such Distribution Date)            $258,000,000.00

                   Multiplied by the Class A-3 Interest Rate                                                  6.200%

                   Multiplied by 1/12 or in the case of the first Distribution Date, by 30/360           0.08333333   $ 1,333,000.00
                                                                                                    ---------------

                   Plus any unpaid Class A-3 Interest Carryover Shortfall                                                      $0.00
                                                                                                                      --------------

                   Class A-3 Interest Distributable Amount                                                            $ 1,333,000.00
                                                                                                                      ==============

           E.  Calculation of Class A-4 Interest Distributable Amount

                   Class A-4 Monthly Interest Distributable Amount:

                   Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                        of principal to Class A-4 Noteholders on such Distribution Date)             $82,400,000.00

                   Multiplied by the Class A-4 Interest Rate                                                  6.350%

                   Multiplied by 1/12 or in the case of the first Distribution Date, by 30/360           0.08333333      $436,033.33
                                                                                                    ---------------

                   Plus any unpaid Class A-4 Interest Carryover Shortfall                                                      $0.00
                                                                                                                      --------------

                   Class A-4 Interest Distributable Amount                                                               $436,033.33
                                                                                                                      ==============

                                 Page 5 (1997-D)

           F.  Calculation of Noteholders' Interest Distributable Amount

                     Class A-1 Interest Distributable Amount                                                 $0.00
                     Class A-2 Interest Distributable Amount                                            $37,382.03
                     Class A-3 Interest Distributable Amount                                         $1,333,000.00
                     Class A-4 Interest Distributable Amount                                           $436,033.33


                     Noteholders' Interest Distributable Amount                                                        $1,806,415.36
                                                                                                                      ==============

           G.  Calculation of Noteholders' Principal Distributable Amount:

                     Noteholders' Monthly Principal Distributable Amount:

                     Principal Distribution Amount                                                  $12,024,724.10

                     Multiplied by Noteholders' Percentage ((i) for each
                       Distribution Date before the principal balance of the
                       Class A-1 Notes is reduced to zero, 100%. (ii) for the
                       Distribution Date on which the principal balance of the
                       Class A-1 Notes is reduced to zero, 100% until the
                       principal balance of the Class A-1 Notes is reduced to
                       zero and with respect to any remaining portion of the
                       Principal Distribution Amount, the initial principal
                       balance of the Class A-2 Notes over the Aggregate
                       Principal Balance (plus any funds remaining on deposit in
                       the Pre-Funding Account) as of the Accounting Date for the
                       preceding Distribution Date minus that portion of the
                       Principal Distribution Amount applied to retire the Class
                       A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on
                       the Determination Date over the Aggregate Principal
                       Balance (plus any funds remaining on deposit in the
                       Pre-Funding Account) as of the Accounting Date for the
                       preceding Distribution Date)                                                         100.00%   $12,024,724.10
                                                                                                     -------------


                     Unpaid Noteholders' Principal Carryover Shortfall                                                         $0.00
                                                                                                                      --------------

                     Noteholders' Principal Distributable Amount                                                      $12,024,724.10
                                                                                                                      ==============

           H.  Application of Noteholders' Principal Distribution Amount:

                     Amount of Noteholders' Principal Distributable Amount
                     payable to Class A-1 Notes (equal to entire Noteholders'
                     Principal Distributable Amount until the principal balance
                     of the Class A-1 Notes is reduced to zero)                                                                $0.00
                                                                                                                      ==============

                     Amount of Noteholders' Principal Distributable Amount
                     payable to Class A-2 Notes (no portion of the Noteholders'
                     Principal Distributable Amount is payable to the Class A-2
                     Notes until the principal balance of the Class A-1 Notes
                     has been reduced to zero; thereafter, equal to the entire
                     Noteholders' Principal Distributable Amount)                                                     $12,024,724.10
                                                                                                                      ==============


                                 Page 6 (1997-D)

   IX.     Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the  Pre-Funding Account as of the preceding
              Distribution Date or, in the case of the first Distribution Date, as of the Closing Date

                              Pre-Funded Amount                                                                             $0.00

                                                                                                                  ----------------
                                                                                                                            $0.00
                                                                                                                  ================

           Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
              Transfer Date (an amount equal to (a) $0 (the aggregate Principal
              Balance of Subsequent Receivables transferred to the Trust) plus (b)
              $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of

              Subsequent Receivables over (ii) $0))                                                                         $0.00

           Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the February 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
              Account has been reduced to $100,000 or less as of the Distribution
              Date (see B below)                                                                                            $0.00
                                                                                                                  ----------------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date
                              Pre-Funded Amount                                                         $0.00
                                                                                            ------------------
                                                                                                                            $0.00
                                                                                                                  ================


           B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
              Pre-Funded Amount not being reduced to zero on the Distribution
              Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced to $100,000 or less on any
              Distribution Date                                                                                             $0.00

           Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                            $0.00

           Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                            $0.00

           Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                            $0.00

           Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                            $0.00


           Repurchase Amount (equal to (i) the sum of Class A-1 Prepayment
              Amount, Class A-2 Prepayment Amount, the Class A-3 Prepayment
              Amount, the Class A-4 Prepayment Amount, the Class A-5 Prepayment
              Amount, over the sum current principal balance of the Class A-1
              Notes,  the Class A-2 Notes, the Class A-3 Notes, the Class A-4
              Notes, the Class A-5 Notes

           C.  Prepayment Premiums:

           Class A-1 Prepayment Premium                                                                                     $0.00
           Class A-2 Prepayment Premium                                                                                     $0.00
           Class A-3 Prepayment Premium                                                                                     $0.00
           Class A-4 Prepayment Premium                                                                                     $0.00
           Class A-5 Prepayment Premium                                                                                     $0.00


                                 Page 7 (1997-D)

   X.      Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
              Notes, Class A-5 Notes,

                   Product of (x) x.xx% (weighted average interest of Class A-1
                   Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate,
                   Class A-4 Interest Rate, Class A-5 Interest Rate (based on outstanding Class A-1 principal balance through the Class A-5 principal balance) divided by 360, (y) $0.00 (the Pre-Funded
                   Amount on such Distribution Date) and (z)  xx (the number of
                   days until the January 1998 Distribution Date))                                            $0.00

                   Less the product of (x) 2.5% divided by 360, (y) $0 (the
                   Pre-Funded Amount on such Distribution Date) and (z) xx (the
                   number of days until the January 1998 Distribution Date)                                   $0.00
                                                                                                   ----------------


           Requisite Reserve Amount                                                                           $0.00
                                                                                                   ================

           Amount on deposit in the Reserve Account (other than the Class A-1
              Holdback Subaccount) as of the preceding Distribution Date or, in
              the case of the first Distribution Date, as of the Closing Date                                 $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
              Holdback Subaccount) (which excess is to be deposited by the
              Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
              Receivables)                                                                                    $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve
              Account (other than the Class A-1 Holdback Subaccount) over the
              Requisite Reserve Amount (and amount withdrawn from the Reserve
              Account to cover the excess, if any, of total amounts payable over
              Available Funds, which excess is to be transferred by the Indenture
              Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account in respect of transfers of
              Subsequent Receivables)                                                                         $0.00

           Less: withdrawals from the Reserve Account (other than the Class A-1
              Holdback Subaccount) to cover the excess, if any, of total amount
              payable over Available Funds (see IV above)                                                     $0.00
                                                                                                   ----------------

           Amount remaining on deposit in the Reserve Account (other than the
              Class A-1 Holdback Subaccount) after the Distribution Date                                      $0.00
                                                                                                   ================

   XI.     Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the
              Closing Date, as applicable,                                                                    $0.00

           Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
              (the Original Pool Balance after giving effect to the transfer of
              Subsequent Receivables on the Distribution Date or on a Subsequent
              Transfer Date preceding the Distribution Date))                                                 $0.00

           Less withdrawal, if any, of amount from the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                               $0.00

           Less withdrawal, if any, of amount remaining in the Class A-1
              Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
              after giving effect to any payment out of the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be released by the Indenture Trustee to the General
              Partners)                                                                                       $0.00
                                                                                                   ----------------

           Class A-1 Holdback Subaccount immediately following the Distribution Date                          $0.00
                                                                                                   ================

                                 Page 8 (1997-D)

   XII.    Calculation of Servicing Fees

           Aggregate Principal Balance as of the first day of the
             Monthly Period                                                     $347,723,826.50
           Multiplied by Basic Servicing Fee Rate                                         1.25%
           Multiplied by months per year                                              8.333333%
                                                                                ---------------

           Basic Servicing Fee                                                                     $362,212.32

           Less: Backup Servicer Fees (annual rate of 1 bp)                                              $0.00

           Supplemental Servicing Fees                                                                   $0.00
                                                                                                   ------------

           Total of Basic Servicing Fees and Supplemental Servicing Fees                                               $362,212.32
                                                                                                                   ================

  XIII.    Information for Preparation of Statements to Noteholders

           a. Aggregate principal balance of the Notes as of first day of
                 Monthly Period
                  Class A-1 Notes                                                                                            $0.00
                  Class A-2 Notes                                                                                    $7,323,826.50
                  Class A-3 Notes                                                                                  $258,000,000.00
                  Class A-4 Notes                                                                                   $82,400,000.00


           b. Amount distributed to Noteholders allocable to principal
                  Class A-1 Notes                                                                                            $0.00
                  Class A-2 Notes                                                                                    $7,323,826.50
                  Class A-3 Notes                                                                                    $4,700,897.60
                  Class A-4 Notes                                                                                            $0.00


           c. Aggregate principal balance of the Notes (after giving
                 effect to distributions on the Distribution Date)
                  Class A-1 Notes                                                                                            $0.00
                  Class A-2 Notes                                                                                            $0.00
                  Class A-3 Notes                                                                                  $253,299,102.40
                  Class A-4 Notes                                                                                   $82,400,000.00


           d. Interest distributed to Noteholders
                  Class A-1 Notes                                                                                            $0.00
                  Class A-2 Notes                                                                                       $37,382.03
                  Class A-3 Notes                                                                                    $1,333,000.00
                  Class A-4 Notes                                                                                      $436,033.33


           e. 1.  Class A-1 Interest Carryover Shortfall, if any, (and
                  change in amount from preceding statement)                                                                 $0.00
              2.  Class A-2 Interest Carryover Shortfall, if any, (and
                  change in amount from preceding statement)                                                                 $0.00
              3.  Class A-3 Interest Carryover Shortfall, if any, (and
                  change in amount from preceding statement)                                                                 $0.00
              4.  Class A-4 Interest Carryover Shortfall, if any, (and
                  change in amount from preceding statement)                                                                 $0.00


           f. Amount distributed payable out of amounts withdrawn from or pursuant to:
              1.  Reserve Account                                                                        $0.00
              2.  Spread Account Class A-1 Holdback Subaccount                                           $0.00
              3.  Claim on the Note Policy                                                               $0.00

           g. Remaining Pre-Funded Amount                                                                                    $0.00

           h. Remaining Reserve Amount                                                                                       $0.00

           i. Amount on deposit on Class A-1 Holdback Subaccount                                                             $0.00

           j. Prepayment amounts
                  Class A-1 Prepayment Amount                                                                                $0.00
                  Class A-2 Prepayment Amount                                                                                $0.00
                  Class A-3 Prepayment Amount                                                                                $0.00
                  Class A-4 Prepayment Amount                                                                                $0.00


           k.  Prepayment Premiums
                  Class A-1 Prepayment Premium                                                                               $0.00
                  Class A-2 Prepayment Premium                                                                               $0.00
                  Class A-3 Prepayment Premium                                                                               $0.00
                  Class A-4 Prepayment Premium                                                                               $0.00


           l. Total of Basic Servicing Fee, Supplemental Servicing
                 Fees and other fees, if any, paid by the Trustee on
                 behalf of the Trust                                                                                   $362,212.32

           m. Note Pool Factors (after giving effect to distributions on the Distribution Date)
                  Class A-1 Notes                                                                                       0.00000000
                  Class A-2 Notes                                                                                       0.00000000
                  Class A-3 Notes                                                                                       0.98177947
                  Class A-4 Notes                                                                                       1.00000000


                                 Page 9 (1997-D)

   XVI.    Pool Balance and Aggregate Principal Balance

                   Original Pool Balance at beginning of Monthly Period                                        $599,999,997.12
                   Subsequent Receivables                                                                                $0.00
                                                                                                               ----------------
                   Original Pool Balance at end of Monthly Period                                              $599,999,997.12
                                                                                                               ================

                   Aggregate Principal Balance as of preceding Accounting Date                                 $347,723,826.50
                   Aggregate Principal Balance as of current Accounting Date                                   $335,699,102.40

           Monthly Period Liquidated Receivables                                          Monthly Period Administrative Receivables

                            Loan #                     Amount                                Loan #                          Amount
                            ------                     ------                                ------                          ------
              see attached listing                  2,838,589.30               see attached listing                              -
                                                           $0.00                                                              $0.00
                                                           $0.00                                                              $0.00
                                                   --------------                                                             -----
                                                    $2,838,589.30                                                             $0.00
                                                   ==============                                                             =====

  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date)
              of all Receivables delinquent more than 30 days with
              respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                         22,366,421.37

           Aggregate Principal Balance as of the Accounting Date              $335,699,102.40
                                                                             -----------------

           Delinquency Ratio                                                                                        6.66263961%
                                                                                                                    ===========


         IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA  FINANCIAL  LTD.

                                       By:
                                           ------------------------------------

                                       Name: Scott R. Fjellman
                                             ----------------------------------
                                       Title: Vice President / Securitization
                                             ----------------------------------


                                Page 10 (1997-D)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997-D

                             PERFORMANCE INFORMATION

                   FOR THE MONTHLY PERIOD ENDING JULY 31, 1999

    I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                     $600,000,000.00

                              AGE OF POOL (IN MONTHS)                                        20

   II.     Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date)
              of all Receivables delinquent more than 30 days with
              respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                                            $22,366,421.37

           Aggregate Principal Balance as of the Accounting Date                                  $335,699,102.40
                                                                                                  ---------------

           Delinquency Ratio                                                                                            6.66263961%
                                                                                                                        ===========


   III.    Average Delinquency Ratio

           Delinquency ratio - current Determination Date                                             6.66263961%

           Delinquency ratio - preceding Determination Date                                           5.87982578%

           Delinquency ratio - second preceding Determination Date                                    6.10794594%
                                                                                                      -----------


           Average Delinquency Ratio                                                                                    6.21680378%
                                                                                                                        ===========


   IV.     Default Rate

           Cumulative balance of defaults as of the preceding Accounting Date                                        $51,881,930.53

                   Add: Sum of Principal Balances (as of the Accounting Date)
                           of Receivables that became Liquidated Receivables
                           during the Monthly Period or that became Purchased
                           Receivables during Monthly Period (if delinquent
                           more than 30 days with respect to any portion of a
                           Scheduled Payment at time of purchase)                                                     $2,838,589.30
                                                                                                                      -------------

           Cumulative balance of defaults as of the current Accounting Date                                          $54,720,519.83

                              Sum of Principal Balances (as of the Accounting
                                 Date) of 90+ day delinquencies                                      5,378,164.88

                                  Percentage of 90+ day delinquencies
                                     applied to defaults                                                   100.00%    $5,378,164.88
                                                                                                     -------------    -------------

           Cumulative balance of defaults and 90+ day delinquencies as of
              the current Accounting Date                                                                            $60,098,684.71
                                                                                                                     ==============



    V.     Cumulative Default Rate as a % of Original Principal Balance

           Cumulative Default Rate - current Determination Date                                        10.0164475%

           Cumulative Default Rate - preceding Determination Date                                       9.5010230%

           Cumulative Default Rate - second preceding Determination Date                                9.0364487%


                                 Page 1 (1997-D)

   VI.     Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                                 $24,417,256.47

                         Add: Aggregate of Principal Balances as of the Accounting Date
                                 (plus accrued and unpaid interest thereon to the end of the
                                 Monthly Period) of all Receivables that became Liquidated
                                 Receivables or that became Purchased Receivables
                                 and that were delinquent more than 30 days with
                                 respect to any portion of a Scheduled Payment as of the
                                 Accounting Date                                                   $2,838,589.30
                                                                                                   -------------

                              Liquidation Proceeds received by the Trust                          ($1,406,058.27)     $1,432,531.03
                                                                                                  ---------------    --------------

           Cumulative net losses as of the current Accounting Date                                                   $25,849,787.50

                              Sum of Principal Balances (as of the Accounting Date)
                                 of 90+ day delinquencies                                          $5,378,164.88

                                  Percentage of 90+ day delinquencies applied to losses                    40.00%     $2,151,265.95
                                                                                                   --------------     -------------

           Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                         $28,001,053.45
                                                                                                                     ==============


   VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

           Cumulative Net Loss Rate - current Determination Date                                                         4.6668422%

           Cumulative Net Loss Rate - preceding Determination Date                                                       4.4111566%

           Cumulative Net Loss Rate - second preceding Determination Date                                                4.2038310%

  VIII.    Classic/Premier Loan Detail

                                                                   Classic               Premier                Total
                                                                   -------               -------                -----
           Aggregate Loan Balance, Beginning                   228,242,365.12        $119,481,461.38        $347,723,826.50
             Subsequent deliveries of Receivables                        0.00                   0.00                   0.00
             Prepayments                                        (2,309,846.46)         (1,390,622.62)         (3,700,469.08)
             Normal loan payments                               (3,331,493.10)         (2,154,172.62)         (5,485,665.72)
             Defaulted Receivables                              (1,972,032.09)           (866,557.21)         (2,838,589.30)
             Administrative and Warranty Receivables                     0.00                   0.00                   0.00
                                                           -------------------      -----------------       ----------------
           Aggregate Loan Balance, Ending                     $220,628,993.47        $115,070,108.93        $335,699,102.40
                                                           ===================      =================       ================

           Delinquencies                                        17,066,327.09           5,300,094.28         $22,366,421.37
           Recoveries                                             $974,321.01            $431,737.26          $1,406,058.27
           Net Losses                                              997,711.08             434,819.95          $1,432,531.03

  VIII.    Other  Information  Provided  to  FSA

                   A.         Credit Enhancement Fee information:

                              Aggregate Principal Balance as of the Accounting Date               $335,699,102.40
                              Multiplied by:  Credit Enhancement Fee  (26.3 bp's) * (30/360)               0.0219%
                                                                                                  ----------------
                                  Amount due for current period                                                          $73,574.05
                                                                                                                      =============


                   B.         Dollar amount of loans that prepaid during the Monthly Period                           $3,700,469.08
                                                                                                                      =============

                              Percentage of loans that prepaid during the Monthly Period                                1.10231724%
                                                                                                                      =============


                                 Page 2 (1997-D)

   IX.     Spread Account Information                                                  $                                   %

           Beginning Balance                                                     $11,840,667.86                       3.52716697%

           Deposit to the Spread Account                                          $1,027,672.46                       0.30612905%
           Spread Account Additional Deposit                                              $0.00                       0.00000000%
           Withdrawal from the Spread Account                                        ($6,867.10)                     -0.00204561%
           Disbursements of Excess                                               ($1,914,380.00)                     -0.57026664%
           Interest earnings on Spread Account                                       $51,843.95                       0.01544358%
                                                                                 ---------------                     ------------

           Sub-Total                                                             $10,998,937.17                       3.27642734%
           Spread Account Recourse Reduction Amount                              $12,500,000.00                       3.72357266%
                                                                                 ---------------                     ------------
           Ending Balance                                                        $23,498,937.17                       7.00000000%
                                                                                 ===============                     ============


           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Arcadia Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association  $23,498,937.17                       7.00000000%
                                                                                 ===============                     ============


    X.     Trigger Events

           Cumulative Loss and Default Triggers as of December 15, 1997

                                  Loss              Default          Loss Event          Default Event
                 Month         Performance        Performance        of Default            of Default
           ---------------------------------------------------------------------------------------------------
                    3             0.88%               2.11%             1.11%                 2.66%
                    6             1.76%               4.21%             2.22%                 5.32%
                    9             2.55%               6.10%             3.21%                 7.71%
                   12             3.26%               7.79%             4.10%                 9.84%
                   15             4.20%              10.03%             5.28%                12.68%
                   18             5.05%              12.07%             6.35%                15.25%
                   21             5.80%              13.85%             7.29%                17.50%
                   24             6.44%              15.40%             8.11%                19.45%
                   27             6.78%              16.21%             8.53%                20.47%
                   30             7.05%              16.86%             8.87%                21.29%
                   33             7.29%              17.43%             9.17%                22.01%
                   36             7.50%              17.92%             9.43%                22.63%
                   39             7.60%              18.15%             9.55%                22.93%
                   42             7.67%              18.34%             9.65%                23.16%
                   45             7.74%              18.49%             9.73%                23.36%
                   48             7.79%              18.62%             9.80%                23.52%
                   51             7.84%              18.73%             9.86%                23.65%
                   54             7.87%              18.81%             9.90%                23.76%
                   57             7.90%              18.88%             9.94%                23.84%
                   60             7.92%              18.93%             9.96%                23.91%
                   63             7.93%              18.96%             9.98%                23.95%
                   66             7.94%              18.98%             9.99%                23.98%
                   69             7.95%              18.99%            10.00%                23.99%
                   72             7.95%              19.00%            10.00%                24.00%
           ---------------------------------------------------------------------------------------------------


           Average Delinquency Ratio equal to or greater than 6.19%                     Yes________                    No___X_____

           Cumulative Default Rate (see above table)                                    Yes________                    No___X_____

           Cumulative Net Loss Rate (see above table)                                   Yes________                    No___X_____

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                          Yes________                    No___X_____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                             Yes________                    No___X_____

           To the knowledge of the Servicer, a Capture Event has occurred and be
              continuing                                                                Yes________                    No___X_____

           To the knowledge of the Servicer, a prior Capture Event has been
              cured by a permanent waiver                                               Yes________                    No___X_____

         IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA  FINANCIAL  LTD.

                                        By:
                                             ----------------------------------

                                        Name:  Scott R. Fjellman
                                               --------------------------------
                                        Title:  Vice President/Securitization
                                                -------------------------------

                                 Page 3 (1997-D)